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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2004

CVS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-01011 (Commission File Number)	050494040 (IRS Employer Identification No.)
One CVS Drive Woonsocket, Rhode Island 02895 (Address of principal executive offices) (Zip Code)

(401) 765-1500
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

        On July 31, 2004, CVS Corporation and its wholly owned subsidiary, CVS Pharmacy, Inc. completed the acquisition of approximately 1,260 Eckerd drugstores (located mainly in the southern United States, including Texas and Florida), three distribution centers, as well as Eckerd's pharmacy benefits management and mail order businesses (collectively, the "Southern Business") from J.C. Penney Company, Inc. and certain of its subsidiaries, including Eckerd Corporation. CVS intends to continue the Southern Business.

        The acquisition of the drugstores and distribution centers is structured as an asset purchase, while the acquisition of the pharmacy benefit management and mail order businesses is structured as a stock purchase under the Asset Purchase Agreement dated as of April 4, 2004. The purchase price under the Asset Purchase Agreement is $2.15 billion which is subject to adjustment based on the working capital of the Southern Business as of closing. CVS obtained funding for the acquisition through a combination of cash and commercial paper and it expects to repay a portion of the commercial paper borrowing with longer term financing during the third quarter of 2004.

Item 7. Financial Statements and Exhibits

        The Company has not included in this Current Report on Form 8-K the financial statements of the acquired business and pro forma financial information required by Item 7 of Form 8-K. If required, the Company will file such financial statements and proforma information in an amendment to this Form 8-K Report no later than 75 days following July 31, 2004.

  (c)
  Exhibits

  10.1
  Asset Purchase Agreement dated as of April 4, 2004 among CVS, CVS Pharmacy, J.C. Penney, Eckerd and other Sellers listed therein (incorporated by reference to Exhibit 10.1 to CVS Corporation's Current Report on Form 8-K dated April 6, 2004).

  10.2
  364-day Credit Agreement dated as of June 11, 2004 by and among the Registrant, the lenders party hereto, Bank of America, N.A., Credit Suisse First Boston, and Wachovia Securities, Inc., as Co-Syndication Agents, Suntrust Bank as Documentation Agent, and The Bank of New York, as Administrative Agent.

  10.3
  Five Year Credit Agreement dated as of June 11, 2004 by and among the Registrant, the lenders party hereto, Bank of America, N.A., Credit Suisse First Boston, and Wachovia Securities, Inc., as Co-Syndication Agents, ABN Amro Bank N.V. as Documentation Agent, and The Bank of New York, as Administrative Agent.

  10.4
  Bridge Facility Credit Agreement dated as of June 11, 2004 by and among the Registrant, the lenders party hereto, Bank of America, N.A., Credit Suisse First Boston, and Wachovia Securities, Inc, as Co-Syndication Agents, and The Bank of New York as Administrative Agent.

  99.1
  Press Release dated August 1, 2004 of CVS Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVS CORPORATION
By:	/s/ DAVID B. RICKARD David B. Rickard Executive Vice President, Chief Financial Officer and Chief Administrative Officer Dated: August 2, 2004

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  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements and Exhibits
  SIGNATURES